SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        December 31, 2002
                                                 -------------------------------



                           MainStreet BankShares, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)






          Virginia                   333-86993                   54-1956616
--------------------------------------------------------------------------------
       (State or other              (Commission               (I.R.S. Employer
        Jurisdiction                File Number)             Identification No.)
      of incorporation)






          Suite 12, Patrick Henry Mall,
  730 East Church Street, Martinsville, Virginia                     24112
--------------------------------------------------------------------------------
     (Address of principal executive offices)                      (Zip Code)





Registrant's telephone number, including area code         (276) 632-8054
                                                   -----------------------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events

MainStreet BankShares, Inc. filed a registration statement on Form SB-2 with the Securities and Exchange Commission that became effective on August 24, 2001. An amendment to the prospectus was filed October 29, 2002. The registration statement was a secondary offering to offer a minimum of 510,850 shares of common stock and a maximum of 801,807 shares of common stock to the public at $10.50 per share. The registration statement also offered 60,574 shares of common stock at $10.50 per share to the organizing directors of Franklin Community Bank, N.A. The primary reason for the secondary offering was to organize and capitalize Franklin Community Bank, N.A. ("Franklin Bank"), to be an additional wholly owned subsidiary of MainStreet BankShares, Inc. along with the wholly owned subsidiary of Smith River Community Bank, N.A.

Franklin Community Bank, N.A., was organized as a nationally chartered commercial bank and member of the Federal Reserve Bank of Richmond. Franklin Bank received its preliminary approval from the Office of the Comptroller of the Currency ("OCC") on October 24, 2001 and from the Federal Deposit Insurance Corporation ("FDIC") on November 2, 2001. Final approval was received from the OCC on September 12, 2002 and from the FDIC on September 12, 2002 with permission to open on September 16, 2002. The State Corporation Commission and the Federal Reserve Bank, N.A. both gave approvals for MainStreet BankShares, Inc. to acquire 100% of the stock of Franklin Community Bank, N.A. on July 23, 2002 and July 18, 2002, respectively. On September 13, 2002, the escrow funds were released from First Citizens Bank and Company, Inc. after having received all requirements, to MainStreet BankShares, Inc. MainStreet BankShares, Inc. then purchased the stock of Franklin Community Bank, N.A. Franklin Community Bank, N.A. did open for business on September 16, 2002. Franklin Bank plans to operate, much like Smith River Community Bank, N.A., as a locally-owned and operated commercial bank emphasizing personal customer service and other advantages incident to banking with a locally-owned community bank. In the early years, it will rely on local advertising and the personal contacts of its directors and employees, and our shareholders to attract customers and business to the Bank. The Franklin Bank will initially be located at 400 Old Franklin Turnpike, Suite 108, Rocky Mount, Virginia.

As provided in the registration statement, the offering would terminate at June 30, 2002 if the minimum of all shares of common stock to the public and the organizers of 571,424 had not been sold, but MainStreet BankShares, Inc reserved the right to extend the offering to December 31, 2002. The Board of Directors of MainStreet BankShares, Inc. voted unanimously at a regular meeting of the board on June 19, 2002, to extend the offering to September 30, 2002. At a regularly scheduled meeting of the Board of Directors of MainStreet BankShares, Inc., on September 18, 2002, the Board of Directors voted unanimously to extend the offering to December 31, 2002.

On December 31, 2002, the secondary offering provided by the registration statement and the amendment to the registration statement was terminated. MainStreet BankShares, Inc. sold a total of 679,602 shares of common stock for total proceeds of $7,135,821 in the secondary offering.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 3, 2002                /s/ C. R. McCullar
                                      ------------------------------------

                                      C. R. McCullar
                                      President and CEO


Date:  January 3, 2002                /s/ Brenda H. Smith
                                      ------------------------------------

                                      Brenda H. Smith
                                      Executive Vice President/CFO/
                                      Corporate Secretary